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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                ------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 2001



                             PLAYTEX PRODUCTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                         1-12620                51-0312772
-------------------------------  ------------------------   ------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                300 NYALA FARMS ROAD, WESTPORT, CONNECTICUT 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)







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Item 5. Other Events.

      On January 11, 2001, we issued a press release stating that the Company revised its earnings outlook for the fourth quarter and full year 2000 and for the year 2001.

Item 7. Financial Statements and Exhibits

        (c)     Exhibits

        EXHIBIT   DESCRIPTION
        -------   -----------
          99      Press release of Playtex Products, Inc. dated January 11, 2001


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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
                                    PLAYTEX PRODUCTS, INC.

DATE:  January 11, 2001             BY: /s/ Glenn A. Forbes
      ------------------                ----------------------------------
                                        Glenn A. Forbes
                                        EXECUTIVE VICE PRESIDENT AND
                                        CHIEF FINANCIAL OFFICER
                                        (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)
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